UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414)-765-6115
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2015

Date of reporting period:  August 31, 2015

Item 1. Reports to Stockholders.

Annual Report

August 31, 2015

Samson STRONG Nations Currency Fund

Institutional Class
(SCAFX)

Investment Adviser

Samson Capital Advisors LLC
600 Lexington Avenue, 20th Floor
New York, New York  10022

Phone: 1-855-SCA-FNDS (1-855-722-3637)

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	11

INVESTMENT HIGHLIGHTS	13

SCHEDULE OF INVESTMENTS	16

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS	20

STATEMENT OF ASSETS AND LIABILITIES	22

STATEMENT OF OPERATIONS	23

STATEMENTS OF CHANGES IN NET ASSETS	24

FINANCIAL HIGHLIGHTS	25

NOTES TO FINANCIAL STATEMENTS	26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	38

NOTICE OF PRIVACY POLICY & PRACTICES	46

ADDITIONAL INFORMATION	47

Dear Shareholder,

Our goal is to provide investors with the diversification benefits of currencies as an asset class, in a risk managed fashion, with an emphasis on investing in those currencies associated with strong balance sheet nations.  The 12-month period ended August 31, 2015 was a particularly turbulent time for currency investing as can be seen in the volatility charts.  This jump in currency market volatility did not occur in a vacuum, but was part of a broader rise in volatility across asset classes as can be seen in the VIX Index, reflecting on equity market volatility, and the MOVE Index, reflecting on Treasury market volatility.  This rise in volatility, reflecting growing concerns about the outlook for global growth and increased uncertainty about central bank actions, can also be appreciated in the context of slumping equities and falling commodity prices as shown in the charts.

In this context, we are pleased to report that our strategy has continued to serve as an effective diversification tool, maintaining a low correlation to other asset classes and, despite the rise in volatility, we have managed the Fund in a manner such that its volatility is lower than almost every single currency in our solution set, as well as currencies not in our solution set.  While we are disappointed that our Fund has generated a negative return for shareholders for the 12-month period ended August 31, 2015, we are pleased to report that our risk management has not only allowed us to control volatility, but manage the drawdown such that our return, while negative, is better than almost every single currency in our solution set.

Total Returns as of August 31, 2015

Samson STRONG Nations Currency Fund
Institutional (SCAFX)
Calendar YTD	-4.55%
1 Year	-8.70%
Ann. Since Inception (8/31/12)	-5.57%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-SCA-FNDS.  The Gross Expense Ratio is 1.23% (Institutional Class).  Effective May 30, 2014 Investor Class shares were closed and converted into the Fund’s Institutional Class shares.

The continued rise of the dollar has been built in part on two premises. The first is that the US economy is the strongest in the world, and that the Fed would soon tighten.  This belief in a Fed tightening scenario propelled the dollar to high levels throughout much of the year.  The second is that in recent months, as suggested by the earlier comments about rising volatility, investors have become more risk averse and sought safe haven investments.  In this environment, the US dollar has typically been a beneficiary.  US yields, low as they may be, are higher than rates elsewhere in the world and this has supported the US dollar as well.  As the US economy decelerates, as is now happening, and as the market begins to adopt a view that the Fed will not tighten, we expect the US dollar rally to near its zenith.

Source: Merrill Lynch

While we invest in currencies with strong national balance sheets, ruled by law, that embrace freedom, these mid-cap nations have been buffeted by global forces that they do not control.  Thanks to the rise in global risk aversion described earlier, capital has ironically moved towards large cap currencies, represented by fading hegemons with overleveraged national balance sheets.  As a result, mid cap strong balance sheet currencies have underperformed their lower quality peers.  For investors, we believe this represents an opportunity to purchase these currencies at particularly attractive levels.

Source: Bloomberg as of August 31, 2015

Past performance is no guarantee of future results.

*
The Mid Cap Average is float weighted baskets of currencies with 0.5-5.0% share of total foreign currency daily turnover as of 12/31/13 per the Bank of International Settlements.  It includes: Australian dollar, Swiss franc, Canadian dollar, Mexican peso, Chinese renminbi, New Zealand dollar, Swedish krona, Russian ruble, Hong Kong dollar, Norwegian krone, Singapore dollar, Turkish new lira, South Korean won, South African rand, and Brazilian real.

SD = Standard Deviation

One concern for investors is the outlook for China’s currency.  We view China as a weak nation, despite the trappings of military power and a large economy.  In our view, a nation is strong when it embraces democracy, respects property rights, transparency, and the rule of law.  We have never invested in the yuan because China is a dictatorship that is opaque and does not respect law, let alone the civil rights of its citizens.  If a nation does not respect the rights of its citizens, it can hardly be expected to respect the rights and concerns of investors.  The chart above shows the history of the Chinese yuan (CNY) - the recent devaluation, in our view, is only a beginning.  The government of China devalued its currency in response to a slowing economy – a weaker currency can boost exports.  The small devaluation that occurred in August 2015 is likely a first step in a series of devaluations.  While this may generate further volatility in markets, it likely will lead to greater investor consideration of the role China should play in their portfolio.  This well-deserved scrutiny will likely benefit the type of transparent, democratic, strong balance sheet nations we prefer.

Management Discussion of Performance

The main investment process factor that contributed to our effective risk management during the past year was our hedging discipline.  We use a series of proprietary technical studies to inform our hedge decision.  The technical studies, largely focused on a range of momentum moving average measures for each currency in our solution set and for various benchmarks, inform our decision to hedge or even eliminate positions.  In addition to these technical studies, our currency selection process and risk management is informed by our STRONG nations screening process, a consideration of relative central bank policy, national growth and inflation rates, as well as forward looking market indicators such as national equity market behavior.  During the past year, as shown in the data earlier, currencies generated meaningful losses, many well in excess of the return generated by our Fund.  As the following chart shows, for virtually the entire period under discussion we maintained a hedge of varying amounts.

We began to reduce the hedge meaningfully throughout 2015 for a variety of reasons:

1.
A fundamental support for the US dollar rally of the period was a view that the US economy was strengthening, the unemployment rate falling and that the Fed would be tightening.  Our analysis led us to conclude that the market had overestimated the likelihood that the Fed would tighten.  Federal Open Market Committee (FOMC) statements in the Spring, along with a fall in commodity prices, actual inflation, and forward looking indicators, like treasury inflation-protected securities, supported our analysis.

2.
Our fundamental view was increasingly reinforced by the internal studies we evaluate.  As a result, throughout much of the period, though we remained hedged, we spent much of the period reducing our hedge, accelerating that process in the Spring when the Fed’s more dovish stance about tightening was communicated to the markets.  As volatility surged in foreign exchange (FX) markets in the later months of the period, and as our risk indicators flashed warning lights, we increased our hedge exposures again in the summer of 2015.  These defensive measures contributed to our risk management during the period.

3.
Signs of renewed confidence in the world’s other major economies, including economies of Eurozone and Japan, and the improved outlook for economies of mid cap strong balance sheet nations supported our decision to reduce the hedge during the early months of the year.  In the latter months of the year, as concerns about the health of Chinese economy and other emerging economies resurfaced and the global economic outlook darkened, our internal models called for increased hedging and a more defensive posture.

During this period, we also sought to maintain the portfolio duration of our underlying fixed income assets near 2 years.  Our view was that if the Fed would not be tightening, then the front end of the yield curve, particularly Treasuries, was oversold and undervalued.  Implied forward analysis of the Treasury curve supported this conclusion.  Over time we also lengthened duration in our New Zealand and Australian government bond positions.  The slowdown in China, combined with slumping commodity prices, led us to conclude central banks in these economies would not be tightening and that rates were more likely to fall than rise.  Another factor that contributed to our lower volatility was our modest use of long/short currency positions.  Our guidelines permit us to invest a modest portion of the fund in a long/short basket of currencies where we purchase STRONG currencies and sell currencies we deem weak against them.  This allocation was diversifying and we plan to make greater use of this capability in the future.

Definitions and Disclosures

Investment Terms

•	Standard Deviation is applied to the annual rate of return of an investment to measure the investment’s volatility.

•	Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates.

•	Correlation is a statistical measure of how two securities move in relation to each other.

•	Drawdown is a peak-to-trough decline during a specific period of an investment, fund or commodity.

•	Basis Point (bps) is equal to 1/100th of 1% and is used to denote the percentage change in a financial instrument.

Index Definitions

•	The Chicago Board Options Exchange Volatility Index (VIX Index) is an expectation of 30-day future price volatility implied by options contract prices.

•	MOVE Index is the yield curve weighted index of the normalized implied volatility on 1-month Treasury options. It is the weighted average of volatilities on the CT2, CT5, CT10, and CT30.

•	S&P 500 Index® is a benchmark representation of the U.S. 500 large-cap equities market.

•	S&P GSCI® Index is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures.

•	US Dollar Index is a measure of the value of the U.S. dollar relative to a majority of its most significant trading partners.

A currency is a form of monetary units issued by a sovereign nation as a mode of exchange.  Currencies are stores of value subject to trading between nations and investors in foreign exchange markets, which determine the relative value of different currencies.  The value of a currency is determined in comparison to another reference currency; thus, the value of one currency relative to another could rise due to strengthening economic conditions in the first nation and/or weakening economic conditions in the second.  Since governments and their constituent central banks retain control over coinage and issuance, the value of currencies may also be affected by government fiscal policy, central bank monetary action, and trade policy (including tariffs, currency pegs, and capital controls).  Further, non-US Dollar-denominated short duration fixed income securities often proxy for currencies, but like other fixed income securities, introduce an element of interest rate risk as well.

A stock is a security representing an equity, or ownership interest, in a company.  Stocks are generally perceived to have more financial risk than bonds in that bond holders have a claim on firm operations or assets that is senior to that of equity holders.  In addition, stock prices are generally more volatile than bond prices.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities.  Similarly, the transaction costs involved in trading a stock may be more or less than a particular bond depending on the factors mentioned above and whether the stock or bond trades upon an exchange.  Depending on the entity issuing the bond, it may or may or may not afford additional protections to the investor, such as a guarantee of return of principal by a government or bond insurance company.  There is typically no guarantee of any kind associated with the purchase of an individual stock.  Bonds are often owned by individuals interested in current income while stocks are generally owned by individuals seeking price appreciation with income a secondary concern.  The tax treatment of returns of bonds and stocks also differs given differential tax treatment of income versus capital gain.

Jonathan E. Lewis	Iraj Kani, PhD
Lead Portfolio Manager	Co-Portfolio Manager

The Samson STRONG Nations Currency Fund is distributed by Quasar Distributors, LLC.

It is not possible to invest directly in an index.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  For more complete information regarding performance and holdings, please refer to the schedule of investments and schedule of open forward currency contracts of this report.

Must be preceded or accompanied by a Prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for investments in emerging markets.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings or geographical areas than a diversified fund.  The Fund may also invest in gold, which involves additional risks, such as the possibility for substantial price fluctuations over a short period of time.  Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could be closed when most advantageous.  Investing in derivatives could lose more than the amount invested.  The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.  Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Samson STRONG Nations Currency Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/15 – 8/31/15).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example.  The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Samson STRONG Nations Currency Fund
Expense Example (Continued)
(Unaudited)

	Institutional Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2015 -
	March 1, 2015	August 31, 2015	August 31, 2015*
Actual	$1,000.00	$ 946.40	$4.95
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Samson STRONG Nations Currency Fund
Investment Highlights
(Unaudited)

The Fund seeks to generate positive returns with limited drawdowns over full market cycles and to provide investors with the diversification benefits of currencies as an asset class through investments in currencies that are associated with strong nations.  The Fund focuses on the currencies of nations with healthy economies and financial systems, healthy fiscal trends, more democratic governance, rule of law, transparency and with societies that are becoming more free.  We will also seek to hedge foreign currency exposures back into the dollar during periods of dollar rally.

STRONG nations are nations and regions that share the following characteristics:

S	Sustainability
Healthy Fiscal Trends
T	Transparency
Readily Available Data
R	Regulatory Quality
Rule of Law
O	Openness
Freer Countries and FX (foreign exchange or Forex) Rates
N	National Fundamentals
Healthier Economies and Financial Systems
G	Governance
More Democratic

Allocation of Securities
(% of Investments)*

*	As of August 31, 2015

Samson STRONG Nations Currency Fund
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns – As of August 31, 2015

		Since
	One	Inception
	Year	(8/31/12)
Institutional Class	(8.70)%	(5.57)%
BofA Merrill Lynch 3 Month Treasury Bill Index	0.03%	0.06%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-SCA-FNDS (1-855-722-3637).

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The graph illustrates performance of a hypothetical investment made in Institutional Class shares of the Fund and a broad-based securities index on August 31, 2012, the inception date of the Fund.  The graph does not reflect any future performance.

The BofA Merrill Lynch 3 Month Treasury Bill Index is an unmanaged index that tracks 3 month U.S. government securities.  One cannot invest directly in an index.

Samson STRONG Nations Currency Fund
Investment Highlights (Continued)
(Unaudited)

Institutional Class
Growth of $100,000 Investment

*	Inception Date

Samson STRONG Nations Currency Fund

Schedule of Investments

August 31, 2015

	Principal
	Amount	Currency	Value

AUSTRALIA – 5.75%

Foreign Government Bonds – 5.75%
Australia Government Bond
4.750%, 10/21/2015	1,600,000	AUD	$1,142,921
3.250%, 10/21/2018	2,500,000	AUD	1,858,773
Queensland Treasury Corp.
6.000%, 04/21/2016	2,400,000	AUD	1,750,841
TOTAL AUSTRALIA (Cost $5,714,421)			4,752,535

CANADA – 11.19%

Foreign Government Agency Issues – 5.36%
Province of British Columbia, Canada
1.200%, 04/25/2017	2,000,000	USD	2,011,306
Province of Manitoba, Canada
1.300%, 04/03/2017	2,000,000	USD	2,015,472
Province of Ontario, Canada
1.000%, 07/22/2016	400,000	USD	401,392
			4,428,170

Foreign Government Bonds – 5.83%
Canadian Government Bond
1.500%, 02/01/2017	3,500,000	CAD	2,700,289
0.250%, 05/01/2017	2,800,000	CAD	2,122,156
			4,822,445
TOTAL CANADA (Cost $9,708,531)			9,250,615

	Shares
GOLD – 3.81%
iShares Gold Trust (a)	144,350	USD	1,584,963
SPDR Gold Shares (a)	14,385	USD	1,565,376
TOTAL GOLD (Cost $3,204,069)			3,150,339

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Schedule of Investments (Continued)

August 31, 2015

	Principal
	Amount	Currency	Value

MULTILATERAL INSTITUTIONS – 3.18%

Foreign Government Agency Issues – 3.18%
Inter-American Development Bank
1.125%, 03/15/2017	500,000	USD	$503,061
Nordic Investment Bank
5.000%, 02/01/2017	2,000,000	USD	2,120,626
TOTAL MULTILATERAL INSTITUTIONS
(Cost $2,616,621)			2,623,687

NEW ZEALAND – 1.66%

Foreign Government Bonds – 1.66%
New Zealand Government Bond
5.000%, 03/15/2019	2,000,000	NZD	1,370,756
TOTAL NEW ZEALAND
(Cost $1,610,570)			1,370,756

SWEDEN – 5.96%

Foreign Government Agency Issues – 2.42%
Svensk Exportkredit AB
1.750%, 10/20/2015	2,000,000	USD	2,003,728

Foreign Government Bonds – 3.54%
Sweden Government Bond
3.000%, 07/12/2016	24,000,000	SEK	2,923,047
TOTAL SWEDEN (Cost $5,661,028)			4,926,775

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Schedule of Investments (Continued)

August 31, 2015

	Principal
	Amount	Currency	Value

UNITED STATES – 50.40%

Municipal Bonds – 10.54%
City of Plano Texas
4.500%, 09/01/2025	1,000,000	USD	$1,058,400
4.500%, 09/01/2026	1,000,000	USD	1,058,400
County of King Washington Sewer Revenue
5.000%, 01/01/2037	3,000,000	USD	3,237,270
New York City Transitional Finance
Authority Future Tax Secured Revenue
5.000%, 05/01/2025	1,000,000	USD	1,106,720
Northern Arizona University
5.000%, 06/01/2021	1,085,000	USD	1,166,917
Orange County School Board
5.000%, 08/01/2022	1,000,000	USD	1,081,680
			8,709,387

	Shares

Short-Term Investments – 4.45%
Fidelity Institutional Money Market Funds –
Money Market Portfolio, 0.130%	3,681,968	USD	3,681,968

	Principal
	Amount

U.S. Government Notes 32.99%
1.000%, 05/31/2018	3,000,000	USD	2,999,043
1.000%, 08/15/2018	2,000,000	USD	1,997,110
1.375%, 02/28/2019	5,000,000	USD	5,021,840
1.000%, 11/30/2019	10,000,000	USD	9,818,290
1.250%, 01/31/2020	3,500,000	USD	3,468,668
1.250%, 02/29/2020	3,000,000	USD	2,968,302
1.375%, 03/31/2020	1,000,000	USD	995,091
			27,268,344

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Schedule of Investments (Continued)

August 31, 2015

	Principal
	Amount	Currency	Value
U.S. Treasury Bill – 2.42%
0.001%, 10/08/2015 (b)	2,000,000	USD	$1,999,998
TOTAL UNITED STATES
(Cost $41,673,811)			41,659,697
Total Investments (Cost $70,189,051) – 81.95%			67,734,404
Other Assets in Excess of Liabilities – 18.05%			14,923,632
TOTAL NET ASSETS – 100.00%			$82,658,036

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Rate shown is effective yield based on the purchase price. The calculation assumes the security is held to maturity.

Currency abbreviations:
AUD – Australian Dollar
CAD – Canadian Dollar
NZD – New Zealand Dollar
SEK – Swedish Krona

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Schedule of Open Forward Currency Contracts

August 31, 2015

Purchase Contracts:

				U.S. $		U.S. $
Counter-		Forward	Currency	Value at	Currency	Value on	Unrealized
party of	Notional	Expiration	to be	August 31,	to be	Origination	Appreciation
Contract	Amount	Date	Received	2015	Delivered	Date	(Depreciation)
JPM	4,600,000	9/17/15	CAD	3,496,299	USD	3,483,836	$12,463
JPM & STA	7,090,000	9/17/15	CHF	7,338,418	USD	7,559,021	(220,603)
STA	3,630,000,000	9/17/15	CLP	5,230,856	USD	5,226,330	4,526
CITI & JPM	182,750,000	9/17/15	CZK	7,588,769	USD	7,653,509	(64,740)
JPM & STC	29,160,000	9/17/15	ILS	7,433,309	USD	7,600,314	(167,005)
STC	6,170,000,000	9/17/15	KRW	5,213,705	USD	5,238,136	(24,431)
STC	52,700,000	9/17/15	MXN	3,150,285	USD	3,106,304	43,981
JPM	61,275,592	9/17/15	SEK	7,240,506	USD	7,307,143	(66,637)
STA & STC	9,765,000	9/17/15	SGD	6,914,808	USD	6,964,482	(49,674)
STC	54,550,000	9/17/15	TWD	1,676,835	USD	1,690,425	(13,590)
							$(545,710)

Counterparty abbreviations:
CITI – Citigroup, Inc.
JPM – J.P. Morgan Chase Bank, N.A.
STA – State Street Bank & Trust Co.
STC – Standard Chartered Bank

Currency abbreviations:
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
CZK – Czech Republic Koruna
ILS – Israeli Shequel
KRW – South Korean Won
MXN – Mexican Peso
SEK – Swedish Krona
SGD – Singapore Dollar
TWD – Taiwan Dollar
USD – U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Schedule of Open Forward Currency Contracts (Continued)

August 31, 2015

Sale Contracts:

				U.S. $		U.S. $
Counter-		Forward	Currency	Value at	Currency	Value on	Unrealized
party of	Notional	Expiration	to be	August 31,	to be	Origination	Appreciation
Contract	Amount	Date	Received	2015	Delivered	Date	(Depreciation)
CITI	9,730,000	9/17/15	USD	(6,918,365)	AUD	$(7,093,170)	$174,805
JPM	7,760,000	9/17/15	USD	(5,898,105)	CAD	(5,927,963)	29,858
JPM & STA	7,090,000	9/17/15	USD	(7,338,418)	CHF	(7,421,347)	82,929
CITI	54,300,000	9/17/15	USD	(2,254,830)	CZK	(2,277,398)	22,568
STC	8,950,000	9/17/15	USD	(2,281,485)	ILS	(2,279,790)	(1,695)
JPM	39,725,000	9/17/15	USD	(4,800,502)	NOK	(4,829,552)	29,050
STA	9,870,000	9/17/15	USD	(6,247,203)	NZD	(6,451,229)	204,026
JPM	42,070,000	9/17/15	USD	(4,971,116)	SEK	(4,913,176)	(57,940)
STC	2,425,000	9/17/15	USD	(1,717,195)	SGD	(1,732,267)	15,072
STC	54,550,000	9/17/15	USD	(1,676,835)	TWD	(1,680,271)	3,436
							$502,109
							$(43,601)

Counterparty abbreviations:
CITI – Citigroup, Inc.
JPM – J.P. Morgan Chase Bank, N.A.
STA – State Street Bank & Trust Co.
STC – Standard Chartered Bank

Currency abbreviations:
AUD – Austrailian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
CZK – Czech Republic Koruna
ILS – Israeli Shequel
NOK – Norwegian Krone
NZD – New Zealand Dollar
SEK – Swedish Krona
SGD – Singapore Dollar
TWD – Taiwan Dollar
USD – U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Statement of Assets and Liabilities

August 31, 2015

ASSETS
Investments, at value (cost $70,189,051)	$67,734,404
Foreign currency, at value (cost $14,799,138)	14,535,415
Cash	440,000
Receivables:
Unrealized appreciation on forward currency exchange contracts	622,714
Interest	315,967
Other assets	6,323
TOTAL ASSETS	83,654,823

LIABILITIES
Payables:
To affiliates	34,708
To adviser	29,066
To broker	220,012
Unrealized depreciation on forward currency exchange contracts	666,315
Accrued expenses and other liabilities	46,686
TOTAL LIABILITIES	996,787
NET ASSETS	$82,658,036

Net assets consist of:
Paid-in capital	$90,914,277
Accumulated undistributed net investment loss	(3,802,911)
Accumulated net realized loss	(1,682,526)
Net unrealized appreciation (depreciation) on:
Investments	(2,454,647)
Forward contracts	(43,601)
Foreign currency translation	(272,556)
NET ASSETS	$82,658,036

Shares of beneficial interest outstanding (unlimited
number of shares authorized $0.001 par value)	4,920,863
Net asset value, redemption price and offering price per share	$16.80

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Statement of Operations

For the Year Ended August 31, 2015

INVESTMENT INCOME
Interest income	$758,072
TOTAL INVESTMENT INCOME	758,072
EXPENSES
Management fees	565,300
Administration and accounting fees	102,325
Transfer agent fees and expenses	37,994
Custody fees	32,548
Audit and tax fees	29,774
Federal and state registration fees	25,257
Legal fees	15,639
Chief Compliance Officer fees	12,001
Trustees’ fees and related expenses	11,179
Reports to shareholders	7,316
Other expenses	6,597
TOTAL EXPENSES	845,930
Less expense waiver by Adviser (Note 4)	(38,283)
NET EXPENSES	807,647
NET INVESTMENT LOSS	(49,575)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investments	(2,968,844)
Forward contracts	(453,715)
Foreign currency translation	(1,799,962)
(5,222,521)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,186,638)
Forward contracts	308,753
Foreign currency translation	(155,520)
(2,033,405)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(7,255,926)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(7,305,501)

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2015	August 31, 2014
FROM OPERATIONS
Net investment loss	$(49,575)	$(18,385)
Net realized loss on:
Investments	(2,968,844)	(767,544)
Forward contracts	(453,715)	(1,320,490)
Foreign currency translation	(1,799,962)	(142,513)
Net change in unrealized
appreciation (depreciation) on:
Investments	(2,186,638)	235,702
Forward contracts	308,753	(182,460)
Foreign currency translation	(155,520)	(78,812)
Net decrease in net assets from operations	(7,305,501)	(2,274,502)

FROM DISTRIBUTIONS
Net investment income	—	(923)
Net decrease in net assets resulting
from distributions paid	—	(923)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	31,276,508	46,436,435
Proceeds from shares sold – Investor Class(1)	—	81,254
Proceeds from exchange of Investor Class(1)	—	178,417
Net asset value of shares issued to
shareholders in payment of
distributions declared – Institutional Class	—	694
Payments for shares redeemed – Institutional Class	(17,201,933)	(20,898,138)
Payments for shares redeemed – Investor Class(1)	—	(56,770)
Payments for exchange to Institutional Class(1)	—	(178,417)
Net increase in net assets
from capital share transactions	14,074,575	25,563,475
TOTAL INCREASE IN NET ASSETS	6,769,074	23,288,050

NET ASSETS:
Beginning of Year	75,888,962	52,600,912
End of Year	$82,658,036	$75,888,962
ACCUMULATED NET INVESTMENT LOSS	$(3,802,911)	$(3,077,099)

(1)	Investor Class shares converted to Institutional Shares on May 30, 2014. See Note 1 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended	Year Ended		Year Ended
	August 31, 2015	August 31, 2014		August 31, 2013
Net Asset Value,
Beginning of Year	$18.40	$19.07		$20.00

Income from investment operations:
Net investment loss(1)	(0.01)	(0.01)		(0.03)
Net realized and unrealized
loss on investments	(1.59)	(0.66)		(0.85)
Total from investment operations	(1.60)	(0.67)		(0.88)

Less distributions paid:
From net investment income	—	(0.00	)(2)	(0.05)
Total distributions paid	—	—		(0.05)

Net Asset Value, End of Year	$16.80	$18.40		$19.07

Total return	(8.70)%	(3.51)%		(4.43)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$82,658	$75,889		$52,444

Ratio of expenses to average net assets:
Before waivers and
reimbursements of expenses	1.05%	1.20%		1.41%
After waivers and
reimbursements of expenses	1.00%	1.00%		1.00%
Ratio of net investment loss
to average net assets:
Before waivers and
reimbursements of expenses	(0.11)%	(0.23)%		(0.59)%
After waivers and
reimbursements of expenses	(0.06)%	(0.03)%		(0.18)%

Portfolio turnover rate	311.92%	131.27%		66.13%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Rounds to less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund
Notes to Financial Statements
August 31, 2015

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Samson STRONG Nations Currency Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is to generate positive returns with limited drawdowns over full market cycles and to provide investors with the diversification benefits of currencies as an asset class through investments in currencies that are associated with strong nations.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Fund currently offers only Institutional Class shares. Effective May 30, 2014, the Fund ceased offering its Investor Class shares to the public and began offering Institutional Class shares only.  The remaining Investor Class shares converted to Institutional shares on May 30, 2014.  The Fund became effective on August 31, 2012 and commenced investment operations on September 1, 2012.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Samson Capital Advisors LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available,

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2015

any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of 60 days or less are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Forward currency contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of the entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Assets and Liabilities.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2015:

	Level 1	Level 2	Level 3	Total
Equities(1):
Gold Funds	$3,150,339	$—	$—	$3,150,339
Total Equities	$3,150,339	$—	$—	$3,150,339
Fixed Income(1):
Foreign Government
Agency Issues	$—	$9,055,585	$—	$9,055,585
Foreign Government Bonds	—	13,868,783	—	13,868,783
Municipal Bonds	—	8,709,387	—	8,709,387
U.S. Government Bills	—	1,999,998	—	1,999,998
U.S. Government Notes	—	27,268,344	—	27,268,344
Total Fixed Income	$—	$60,902,097	$—	$60,902,097
Short-Term Investments	$3,681,968	$—	$—	$3,681,968
Total Investments
in Securities	$6,832,307	$60,902,097	$—	$67,734,404
Other Financial
Instruments(2)	$—	$(43,601)	$—	$(43,601)

During the year ended August 31, 2015, there were no transfers between levels for the Fund. The Fund did not hold any Level 3 securities during the period.

(1)	See the Schedule of Investments for geographic classifications.
(2)
Other financial instruments are forward contracts not reflected in the Schedule of Investments, which are reflected at the net unrealized appreciation (depreciation) on the instrument.  See Schedule of Open Forward Currency Contracts for a list of purchases and sales contracts.

(b) Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2015

(c) Derivative Instruments

In pursuing its investment goal, the Fund may enter into derivative currency transactions, including currency forwards.  The Fund’s derivative transactions will typically be fully collateralized on a net basis.  The Fund’s investments in derivative currency transactions may result in net short exposure to a particular currency that is not offset by a long position in another currency.  The Fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2015 was as follows:

	Asset Derivatives
Derivatives not accounted	Statement of Assets and
for as hedging instruments	Liabilities Location	Value
Foreign Exchange Contracts –	Appreciation on forward
Currency	currency exchange contracts	$622,714
Total		$622,714

	Liability Derivatives
Derivatives not accounted	Statement of Assets and
for as hedging instruments	Liabilities Location	Value
Foreign Exchange Contracts –	Depreciation on forward
Currency	currency exchange contracts	$(666,315)
Total		$(666,315)

The effect of derivative instruments on the Statement of Operations for the period ended August 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted	Forward
for as hedging instruments	Currency Contracts
Foreign Exchange Contracts	$(453,715)
Total	$(453,715)

Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income
Derivatives not accounted	Forward
for as hedging instruments	Currency Contracts
Foreign Exchange Contracts	$308,753
Total	$308,753

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2015

ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities” deals with offsetting assets and liabilities on the Statement of Assets and Liabilities with respect to derivative instruments.  The Fund is not subject to any Master Netting Arrangements, therefore the Fund was not required to offset any assets or liabilities.

The average monthly notional amount of forward currency contracts, in U.S. dollars, during the year ended August 31, 2015 were as follows:

Long Positions	Short Positions
$45,742,769	$34,033,702

Forward Currency Contracts

The Fund may enter into foreign currency forward exchange contracts.  When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

(e) Distributions to Shareholders

The Fund will distribute any net investment income at least annually.  The Fund will distribute any net realized long or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2015

(f) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(g) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(h) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund.  Common expenses are typically allocated evenly between the funds of the Trust, or other equitable means.  Expenses directly attributable to a class of shares, which presently only include distribution and shareholder servicing fees, are recorded to the specific class.

(i) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds.  Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters
The tax character of distributions paid during the years ended August 31, 2015 and 2014 were as follows:

	Ordinary	Long-Term
	Income	Capital Gain
August 31, 2015	$—	$—
August 31, 2014	$923	$—

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2015

As of August 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$70,450,178
Gross tax unrealized appreciation	765,652
Gross tax unrealized depreciation	(3,481,426)
Net tax unrealized appreciation (depreciation)	(2,715,774)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(5,540,467)
Total accumulated earnings (losses)	$(8,256,241)

At August 31, 2015 the Fund deferred, on a tax basis, late-year ordinary losses and post-October capital losses of:

Ordinary	Capital
$(3,801,756)	$(286,309)

At August 31, 2015 the Fund had tax basis capital losses which may be carried forward to offset future capital gains indefinitely.  To the extent that the Fund may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward.

Short-Term	Long-Term
$(818,702)	$(317,543)

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2015, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Loss	$(676,237)
Accumulated Net Realized Gain	4,900,157
Paid-in Capital	(4,223,920)

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of August 31, 2015.  The Fund recognized no interest and penalties related to uncertain tax benefits during the fiscal year 2015.  At August 31, 2015, the fiscal years 2013-2015 remained open to examination in the Fund’s major tax jurisdictions.

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2015

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 0.70% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through December 29, 2016, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary, expenses such as litigation) do not exceed 1.00% (the “Expense Limitation Cap”) of the average daily net assets of the Fund.  For the year ended August 31, 2015, expenses of $38,283 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

August 31, 2016	$181,808
August 31, 2017	$120,458
August 31, 2018	$ 38,283

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  Fees and expenses incurred for the year ended August 31, 2015, and owed as of August 31, 2015 are as follows:

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2015

	Incurred	Owed
Administration and Accounting	$102,325	$17,307
Transfer Agency	$37,994	$6,164
Custody	$32,548	$9,234

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Fund also has a line of credit with US Bank (see Note 9).

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended August 31, 2015, the Fund was allocated $12,001 of the Trust’s Chief Compliance Officer fee.  At August 31, 2015, the Fund owed fees of $2,003 to USBFS for the Chief Compliance Officer’s services.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Institutional Class	Year Ended	Year Ended
	August 31, 2015	August 31, 2014
Shares sold	1,776,442	2,483,250
Shares reinvested	—	37
Shares exchanged from
Investor Class(1)	—	9,577
Shares redeemed	(980,677)	(1,118,392)
Net increase	795,765	1,374,472

(7)	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended August 31, 2015, are summarized below.

Purchases
U.S. Government	$172,389,516
Other	34,068,052
Sales
U.S. Government	$159,945,584
Other	41,894,767

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2015

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At August 31, 2015, Charles Schwab & Co., Inc., for the benefit of others, held 40.96% of the Fund’s outstanding shares.  At August 31, 2015, National Financial Services, LLC, for the benefit of others, held 35.81% of the Fund’s outstanding shares.

(9)	Line of Credit

The Fund has a line of credit in the amount of the lesser of $3,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 12, 2016.  This unsecured line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate (3.25% as of August 31, 2015).  The credit facility is with the Fund’s custodian, US Bank.  During the year ended August 31, 2015, the Fund did not utilize the line of credit.

Samson STRONG Nations Currency Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of Samson STRONG Nations Currency Fund and
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Samson STRONG Nations Currency Fund (the “Fund”), a portfolio of the diversified series constituting Trust for Professional Managers, as of August 31, 2015, and the related statement of operations, and the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Milwaukee, Wisconsin
October 30, 2015

Samson STRONG Nations Currency Fund
Subsequent Event and Results of Shareholder Meeting (Unaudited)

Effective October 30, 2015, the Adviser was acquired by Fiera Capital Corporation (“Fiera Capital”). Under the terms of the agreement Fiera Capital acquired 100% of the equity of the Adviser (the “Transaction”). Under the 1940 Act, the Adviser’s ownership change results in a technical “assignment” of the existing investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, and, consequently, the automatic termination of the existing investment advisory agreement. In anticipation of the Transaction, at an in person special meeting of the Board of Trustees of the Trust (the “Board”) held on March 23, 2015, the Board approved a new investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, on terms substantially identical to the existing investment advisory agreement with the Adviser.  Detailed information about the proposed new investment advisory agreement and the Adviser’s ownership change in connection with the solicitation of their approval of the new investment advisory agreement was mailed to Fund shareholders on or about April 22, 2015.

A special meeting of the shareholders of the Fund was held on May 27, 2015 (the “special meeting”). The sole proposal at the special meeting was to approve an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund (the “proposal”). As of the March 31, 2015 record date for the special meeting, there were 4,740,771.379 shares of the Fund outstanding and entitled to vote at the special meeting. The quorum required to conduct business at the special meeting was one-third of the outstanding shares of the Fund as of the March 31, 2015 record date. The shares present at the May 27, 2015 special meeting for purposes of determining whether a quorum existed were 2,516,050 present by proxy, representing 53.07% of the total outstanding shares of the Fund. Of the 2,516,050 shares present at the special meeting by proxy, 2,516,050 shares, or 100%, voted in favor (representing 53.07% of total outstanding shares),0 shares, or 0%, voted against (representing 0% of total outstanding shares), and 0 shares, or 0%, abstained from voting (representing 0% of total outstanding shares). The vote required for approval of the proposal was the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) 67% of the shares present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund. As such, the proposal was determined to have passed.

Samson STRONG Nations Currency Fund
Basis For Trustees’ Approval of Interim Investment Advisory Agreement and
New Investment Advisory Agreement (Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in a special in-person meeting on March 23, 2015 to consider the approval of an interim advisory agreement under Rule 15a-4 of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Interim Investment Advisory Agreement”) and a new investment advisory agreement (the “New Investment Advisory Agreement”), each between the Trust, on behalf of the Samson STRONG Nations Currency Fund (the “Fund”), a series of the Trust, and Samson Capital Advisors LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees noted that the Adviser had agreed to be acquired by Fiera Capital Corporation (“Fiera Capital”), a publicly traded Canadian company, and that, under the terms of the purchase agreements, Fiera Capital will acquire 100% of the equity of the Adviser.  The Trustees noted that, under the 1940 Act, the Adviser’s proposed ownership change will result in a technical “assignment” of the existing investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, and, consequently, the automatic termination of the agreement.  As a result, the Trustees were being asked to approve the Interim Investment Advisory Agreement and the New Investment Advisory Agreement.

Prior to the meeting, the Trustees requested and received materials to assist them in considering the Interim Investment Advisory Agreement and the New Investment Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Interim Investment Advisory Agreement and the New Investment Advisory Agreement approval, including performance, management fee and other expense information.

Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, as amended (the “Independent Trustees”)), approved the Interim Investment Advisory Agreement and the New Investment Advisory Agreement.

Samson STRONG Nations Currency Fund
Basis For Trustees’ Approval of Interim Investment Advisory Agreement and
New Investment Advisory Agreement (Continued) (Unaudited)

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Jonathan E. Lewis and Iraj Khani, Ph.D., the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees observed that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and discussed the Adviser’s continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees noted there would be no change to the management or operations of the Adviser, and that the Fund will likely benefit from the additional resources available to the Adviser as a result of the Transaction.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the Fund for the year-to-date and one-year periods ended February 28, 2015.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to the Fund’s benchmark index, the B of A Merrill Three-Month Treasury Bill Index, and in comparison to a peer group of U.S. open-end multicurrency funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees noted that the Fund’s performance for the year-to-date and one-year periods ended February 28, 2015 was equal to the Morningstar Peer Group median for those periods, but below the Morningstar Peer Group average.  The Trustees further noted that for the one-year and since inception periods ended December 31, 2014, the Fund’s performance was negative and the Fund had underperformed its benchmark index for each period.

Samson STRONG Nations Currency Fund
Basis For Trustees’ Approval of Interim Investment Advisory Agreement and
New Investment Advisory Agreement (Continued) (Unaudited)

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions and in light of the Fund’s limited track record.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements provided by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser has subsidized the Fund’s operations since inception and has not yet recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage arrangements, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the March 23, 2015 meeting at which the New Investment Advisory Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.70% fell in the first quartile and ranked below the Morningstar Peer Group average of 0.90%, which fell within the second quartile.  The Trustees observed that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.00% for Institutional Class shares fell between the second and third quartiles, slightly above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.99%, which also fell at the top of the second quartile.  The Trustees then noted the Interim Investment Advisory Agreement and the New Investment Advisory Agreement each contained the identical fee structure as the Prior Investment Advisory Agreement.  The Trustees further noted the Adviser had agreed to waive advisory fees and/or reimburse expenses of the Fund until at least May 27, 2017 under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit in connection with its management of

Samson STRONG Nations Currency Fund
Basis For Trustees’ Approval of Interim Investment Advisory Agreement and
New Investment Advisory Agreement (Continued) (Unaudited)

the Fund had not been and currently was not excessive, and the Trustees further concluded that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite subsidizing the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure under the Interim Investment Advisory Agreement and the New Investment Advisory Agreement was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or greater exposure to press coverage appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

No single factor was determinative in the Board’s decision to approve the New Investment Advisory Agreement for the Fund, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the Interim Investment Advisory Agreement and the New Investment Advisory Agreement with the Adviser, including the advisory fees to be paid thereunder, were fair and reasonable.  The Board therefore determined that the approval of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement would be in the best interest of the Fund and its shareholders.

Samson STRONG Nations Currency Fund
Basis For Trustees’ Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2015 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Samson STRONG Nations Currency Fund (the “Fund”), a series of the Trust, and Samson Capital Advisors LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior special in-person meeting held on March 23, 2015 (the “March 23, 2015 Meeting”) to approve the New Investment Advisory Agreement with the Adviser in anticipation of the closing of a transaction in which Fiera Capital was to acquire the Adviser; subsequently the shareholders of the Fund had also approved the new advisory agreement to become effective upon closing of the transaction.  As the transaction had not yet closed, the Trustees noted that they were reviewing the Agreement at this time to ensure that the Agreement did not terminate if the Fiera Capital transaction did not close before the expiration of the Agreement.

Prior to the meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Samson STRONG Nations Currency Fund
Basis For Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND
The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Jonathan E. Lewis and Iraj Khani, Ph.D., the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees observed that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activity and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER
The Trustees discussed the performance of the Fund for the year-to-date and one-year periods ended June 30, 2015.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to the Fund’s benchmark indices, the Bank of America/Merrill Lynch Three-Month U.S. Treasury Bill Index, and in comparison to a peer group of U.S. open-end multicurrency funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).

The Trustees noted that the Fund’s performance for the one-year period ended June 30, 2015 was negative, but above the Morningstar Peer Group median, falling into the second quartile.  The Trustees also noted the Fund’s performance for the year-to-date period ended June 30, 2015 was negative and below the Morningstar Peer Group median, falling within the third quartile.  The Trustees further noted that for the year-to-date ended June 30, 2015, and the one-year and since inception periods ended December 31, 2014, the Fund’s performance was negative and the Fund had underperformed its benchmark index for each period.

Samson STRONG Nations Currency Fund
Basis For Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions and in light of the Fund’s limited track record.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements provided by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser has subsidized the Fund’s operations since inception and has not yet recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage arrangements, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 4, 2015 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.70% fell at the top of the first quartile and ranked better than the Morningstar Peer Group average of 0.89%, which fell within the second quartile.  The Trustees observed that the Fund’s Institutional Class total expense ratio (net of fee waivers and expense reimbursements) of 1.00% was equal to the Morningstar Peer Group average (which excludes Rule 12b-1 fees), both at the top of the second quartile.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Fund had been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS
The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the

Samson STRONG Nations Currency Fund
Basis For Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or greater exposure to press coverage appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Agreement for an additional term ending August 31, 2016, or until the closing of the Fiera Capital transaction, as being in the best interests of the Fund and its shareholders.

Samson STRONG Nations Currency Fund
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Samson STRONG Nations Currency Fund
Additional Information
(Unaudited)

Tax Information

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2015.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees.  Information pertaining to the Trustees of the Trust is set forth below.  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-SCA-FNDS (1-855-722-3637).

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	38	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 60		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
four portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	38	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 58		2001	(1986–present).		(an open-end
investment
company with
four portfolios).

Samson STRONG Nations Currency Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	38	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager,
Milwaukee, WI 53202		October 23,	Director, Chief		Ramius IDF
Age: 72		2009	Administrative		fund complex
			Officer (“CAO”) and		(two closed-
			Chief Compliance		end investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		end investment
			(1994–2011).		company with
one portfolio);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	38	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 53		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
four portfolios).

Samson STRONG Nations Currency Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 58	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 41	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		May 29,	Services, LLC
Age: 33		2015	(April 2012–present);
Research Associate,
Vista360, LLC (May
2010–April 2012).

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer,	July 1,	U.S. Bancorp Fund
Age: 55	Vice	2014	Services, LLC
	President		(January 2014–present);
	and		Senior Vice President,
	Anti-Money		Ariel Investments,
	Laundering		LLC (2010–2013);
	Officer		Vice President,
Ariel Investments,
LLC (2003–2010).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 33		2011	Services, LLC
(2008–present).

Samson STRONG Nations Currency Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		April 23,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2011–present);
Student, Illinois
State University
(2006–2011).

Melissa Aguinaga	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 1,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies.  A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-SCA-FNDS (1-855-722-3637).  A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-SCA-FNDS (1-855-722-3637), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends.  The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters).  Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-SCA-FNDS (1-855-722-3637) to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Samson STRONG Nations Currency Fund

Investment Adviser	Samson Capital Advisors LLC
600 Lexington Avenue
20th Floor
New York, New York 10022

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

SZ-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 8, 2013.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2015	FYE 8/31/2014
Audit Fees	$24,720	$24,000
Audit-Related Fees	0	0
Tax Fees	$5,050	$4,900
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2015	FYE 8/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2015	FYE 8/31/2014
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2013.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
 John Buckel, President

Date   November 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  November 4, 2015

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date  November 4, 2015

* Print the name and title of each signing officer under his or her signature.